J.P. MORGAN INCOME FUNDS

JPMorgan Global Bond Opportunities Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated January 3, 2019

to the Summary Prospectuses, Prospectuses and

Statements of Additional Information

dated December 29, 2018, as supplemented

Nicholas J. Gartside has resigned from J.P. Morgan Investment Management Inc. and, effective immediately, will no longer serve as a portfolio manager for the JPMorgan Global Bond Opportunities Fund (the “Fund”).

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of each Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Robert Michele	2012	Managing Director
Iain Stealey	2012	Managing Director

In addition, effective immediately, the “The Fund’s Management and Administration — The Portfolio Managers” section of each Prospectus is hereby deleted in its entirety and replaced by the following:

The Portfolio Managers

The Fund’s portfolio management team is comprised of Robert Michele, Managing Director and CFA charterholder and Iain Stealey, Managing Director and CFA charterholder. Mr. Michele has served as the lead portfolio manager for the Fund since its inception. An employee of JPMIM since 2008, Mr. Michele is the Global Chief Investment Officer within J.P. Morgan Asset Management’s Global Fixed Income and Currency Group. He is responsible for overseeing the activities of the fixed income and currency investment teams based in New York, Europe and Asia. An employee of JPMIM since 2002 and a member of the portfolio management team for the Fund since its inception, Mr. Stealey is a portfolio manager in the International Fixed Income Group and Head of Global Aggregate Strategies and beginning in 2019, J.P. Morgan Asset Management’s International Chief Investment Officer of Global Fixed Income, Currency & Commodities. He specializes in portfolio construction and works on multi-currency accounts for both segregated clients and pooled funds. The portfolio managers are assisted by multiple sector and research teams who help formulate recommendations based on fundamental research as well as quantitative and technical screens and support the strategies of the Fund within the parameters established by the portfolio managers.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Effective immediately, all references to Mr. Gartside are removed from the Statements of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUSES AND THE STATEMENTS

OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-GBO-PM-119